CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3

                          $1,075,000,000 (APPROXIMATE)
                               Subject to Revision

                   September 10, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                               SEPTEMBER 10, 2001


                                  CHASE FUNDING
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 2001-3



                          $1,075,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

-------------- ------------------- -------------------- ----------- ----------------- ---------------------- -------------
                                          RATINGS                          BOND                                EXP FINAL
   CLASS            AMOUNT ($)        (S&P /MOODY'S)      WAL(1)           TYPE               COUPON          MATURITY(1)
-------------- ------------------- -------------------- ----------- ----------------- ---------------------- -------------
    IA-1           60,000,000             AAA/Aaa          0.95            SEQ          1M Libor + [ ](2)         5/03
    IA-2           26,000,000             AAA/Aaa          2.00            SEQ               Fixed(2)             1/04
    IA-3           39,000,000             AAA/Aaa          3.04            SEQ               Fixed(2)             8/05
    IA-4           32,750,000             AAA/Aaa          5.04            SEQ               Fixed(2)             4/08
    IA-5           31,477,250             AAA/Aaa          9.19            SEQ               Fixed(2),(3)         8/11
    IA-6           21,025,250             AAA/Aaa          6.72            NAS               Fixed(2)             3/11
    IA-IO(5)         Notional(5)          AAA/Aaa          --  (5)         IO                6.00%(2)             9/02
    IM-1            6,819,000              AA/Aa2          6.63            MEZ               Fixed(2)             8/11
    IM-2            6,250,750               A/A2           6.62            MEZ               Fixed(2)             8/11
    IB              3,977,750             BBB/Baa2         5.69            SUB               Fixed(2)             3/11

    IIA-1         754,453,000             AAA/Aaa          2.59            SEQ         1M Libor + [ ](3),(4)     11/08
    IIA-IO(5)        Notional(5)          AAA/Aaa          --  (5)         IO                6.00%(6)             9/02
    IIM-1          42,385,000              AA/Aa2          4.85            MEZ         1M Libor + [ ](3),(4)     11/08
    IIM-2          33,908,000               A/A2           4.81            MEZ         1M Libor + [ ](3),(4)     11/08
    IIB            16,954,000             BBB/Baa2         4.20            SUB         1M Libor + [ ](3),(4)     11/08
-------------- ------------------- -------------------- ----------- ----------------- ---------------------- -------------

1 The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

2     Subject to the Group I Net WAC Cap.

3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

4     Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

5 The Class IA-IO Certificates and the Class IIA-IO Certificates are interest only Certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. With respect to any of the first twelve Distribution Dates, the notional amounts of the Class IA-IO Certificates and the Class IIA-IO Certificates will be the lesser of (i) $80,000,000 and $290,000,000, respectively, and
      (ii) the then outstanding principal balance of the mortgage loans in the related Loan Group; thereafter, the notional amounts of the Class IA-IO Certificates and the Class IIA-IO Certificates will be reduced to zero.

6     Subject to the Group II Net WAC Cap.

------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         2

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2001-3, consisting of:
                              IA-1, IA-2, IA-3, IA-4, IA-5, IA-6, IA-IO
                              IM-1, IM-2
                              IB
                              (the "Group I Certificates")

                                       and

                              IIA-1, IIA-IO
                              IIM-1, IIM-2
                              IIB
                              (the "Group II Certificates")


UNDERWRITERS:                 J.P. Morgan Securities Inc., Countrywide
                              Securities Corporation, Banc of America
                              Securities LLC


DEPOSITOR:                    Chase Funding, Inc.


SELLER AND SERVICER:          Chase Manhattan Mortgage Corporation


TRUSTEE:                      Citibank, N.A.


CUT-OFF DATE:                 September 1, 2001


PRICING DATE:                 On or about September 11, 2001


CLOSING DATE:                 On or about September 21, 2001


DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in October 2001.


ERISA CONSIDERATIONS:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.


LEGAL INVESTMENT:             The Class A and Class M-1 Certificates will
                              constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                              Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         3

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


OPTIONAL TERMINATION:         The Servicer has the option to exercise a call on
                              each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the sum of (i) the aggregate stated principal balance of the related loan group as of the Cut-Off Date and (ii) each related loan group's Pre-Funded Amount (i.e.
                              separate calls for each loan group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.


PRE-FUNDED AMOUNTS:           Group I Certificates
                              Pre-Funded Amount:      $42,300,000 (approximate)
                              Group II Certificates
                              Pre-Funded Amount:     $157,700,000 (approximate)

                              On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Group I and Group II Pre-Funded Amounts") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Mortgage Loans after the Closing Date. The Group I and Group II Pre-Funded Amounts will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be (i) distributed as principal to the Group I Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are fixed rate Mortgage Loans, and (ii) distributed as principal to the Group II Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are adjustable rate Mortgage Loans.

                              If specified in the prospectus supplement, on the Closing Date, the Depositor will establish a segregated account (the "Capitalized Interest Account") which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.


PRE-FUNDING PERIOD:           From the Closing Date to and including October 29,
                              2001


MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.


ADMINISTRATIVE FEES:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         4

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3
      ---------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVER-COLLATERALIZATION:       The over-collateralization ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached.
                              Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an O/C amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each loan group's O/C amount, excess interest will begin to be applied on the fourth Distribution Date
                              (January 2002).

                              GROUP I CERTIFICATES
                              Initial:       0.00%
                              Target:        0.50% of original balance
                              Stepdown:      1.00% of current balance
                              Floor:         0.50% of original balance

                              Excess interest will begin to be applied on the fourth Distribution Date (January 2002)

                                  (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES
                              Initial:       0.00%
                              Target:        0.50% of original balance
                              Stepdown:      1.00% of current balance
                              Floor:         0.50% of original balance

                              Excess interest will begin to be applied on the fourth Distribution Date (January 2002)

                                  (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:      Excess interest from each of the two loan groups,
                              if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.

GROUP II CAP CONTRACT:        The Trust will include a one-month LIBOR cap
                              contract, which will be in effect for the first twelve distribution dates, for the benefit of the Group II Certificates (other than the Class IIA-IO
                              Certificates) (the "Group II Cap CONTRACT"). On the Closing Date, the notional amount of the Group
                              II Cap Contract will equal approximately
                              $490,000,000 and will thereafter fully amortize.
                              The one-month LIBOR strike price on the Group II
                              Cap Contract will be 5.10% per annum. Payments received on the Group II Cap Contract with respect to the first twelve Distribution Dates will be available to pay the holders of the Group II
                              Certificates (other than the Class IIA-IO
                              Certificates) up to the amount of any Group II
                              Available Funds Cap Carryover on such Distribution
                              Date. Any amounts received on the Group II Cap
                              Contract on a Distribution Date that are not used to pay the Group II Available Funds Cap Carryover will be distributed to the Seller.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         5

                                 GROUP I - FIXED
                                 ---------------

GROUP I (FIXED) SUBORDINATION(1):     (S&P/Moody's)     GROUP I (Subordination)
                                                        -----------------------

                    Class IA          (AAA /Aaa)            8.00%
                    Class IM-1        (AA/Aa2)              5.00%
                    Class IM-2        (A/A2)                2.25%
                    Class IB          (BBB/Baa2)            0.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I (FIXED) CLASS SIZES:          (S&P/Moody's)     GROUP I (Class Sizes)
                                                        ---------------------

                    Class IA          (AAA/Aaa)            92.50%
                    Class IM-1        (AA/Aa2)              3.00%
                    Class IM-2        (A/A2)                2.75%
                    Class IB          (BBB/Baa2)            1.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)




                                 GROUP II - ARM
                                 --------------

GROUP II (ARM) SUBORDINATION(1):      (S&P/Moody's)     GROUP II (Subordination)
                                                        ------------------------

                    Class IIA-1       (AAA/Aaa)            11.50%
                    Class IIM-1       (AA/Aa2)              6.50%
                    Class IIM-2       (A/A2)                2.50%
                    Class IIB         (BBB/Baa2)            0.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II (ARM) CLASS SIZES:           (S&P/Moody's)     GROUP II (Class Sizes)
                                                        ----------------------

                    Class IIA-1       (AAA/Aaa)            89.00%
                    Class IIM-1       (AA/Aa2)              5.00%
                    Class IIM-2       (A/A2)                4.00%
                    Class IIB         (BBB/Baa2)            2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)


(1) The subordination percentages assume that the target O/C levels of 0.50% for Group I and 0.50% for Group II have been achieved. There will be no O/C as of the Closing Date, and for purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the fourth Distribution Date (January 2002).



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         6

                                     GROUP I
                                     -------



MORTGAGE LOANS:               Fixed-rate, first lien, sub-prime Mortgage Loans

TOTAL GROUP SIZE*:            $227,300,000

PREPAYMENT
ASSUMPTION:                   20% HEP (2.0% - 20% CPR Ramp over 10 months)

GROUP I NET WAC CAP:          The pass-through rate of each class of the Group I
                              Certificates will be subject to the "Group I Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I
                              Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

INT. PMT. BASIS:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.




* The Mortgage Pool as of the Closing Date will include certain fixed rate Mortgage Loans that are not included in the statistical information set forth in this document and certain fixed rate Mortgage Loans that are included in the statistical information set forth in this document will be excluded from the Mortgage Pool as of the Closing Date. Updated statistical information on the Mortgage Pool (giving effect to the inclusion and exclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $42,300,000 of the Pre-Funded Fixed Rate Mortgage Loans are not included in the statistical information set forth in this document.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         7

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3
      ---------------------------------------------------------------------

                              GROUP I CERTIFICATES
                              --------------------

                           CLASS          CLASS          CLASS          CLASS          CLASS
                           IA-1           IA-2           IA-3           IA-4           IA-5
                           -------------- -------------- -------------- -------------- --------------
OFFER
SIZE ($)                   60,000,000     26,000,000     39,000,000     32,750,000     31,477,250

EXPECTED RATINGS
S&P                        AAA            AAA            AAA            AAA            AAA
MOODY'S                    Aaa            Aaa            Aaa            Aaa            Aaa

COUPON                     1 ML + [ ](1)  Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1),(2)

WEIGHTED AVERAGE LIFE      0.95           2.00           3.04           5.04           9.19
TO CALL (YRS)(3)

WEIGHTED AVERAGE LIFE      0.95           2.00           3.04           5.04           11.02
TO MATURITY (YRS)(3)

PAYMENT WINDOW             1-20/20        20-28/9        28-47/20       47-79/33       79-119/41
TO CALL (MOS.)(3)

PAYMENT WINDOW             1-20/20        20-28/9        28-47/20       47-79/33       79-229/151
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO       5/03           1/04           8/05           4/08           8/11
CALL(3)

EXPECTED MATURITY TO       5/03           1/04           8/05           4/08           10/20
MATURITY(3)

LAST SCHEDULED             8/16           8/16           3/20           5/27           10/31
DISTRIBUTION DATE(4)


                           CLASS          CLASS          CLASS          CLASS          CLASS
                           IA-6           IA-IO          IM-1           IM-2           IB
                           -------------- -------------- -------------- -------------- --------------
OFFER
SIZE ($)                   21,025,250     Notional(5)    6,819,000      6,250,750      3,977,750

EXPECTED RATINGS
S&P                        AAA            AAA            AA             A              BBB
MOODY'S                    Aaa            Aaa            Aa2            A2             Baa2

COUPON                     Fixed(1)       6.00%(1)       Fixed(1)       Fixed(1)       Fixed(1)

WEIGHTED AVERAGE LIFE TO   6.72           --(5)          6.63           6.62           5.69
CALL (YRS)(3)

WEIGHTED AVERAGE LIFE      6.72           --(5)          7.10           6.84           5.69
TO MATURITY (YRS)(3)

PAYMENT WINDOW             37-114/78      1-12/12        40-119/80      40-119/80      40-114/75
TO CALL (MOS.)(3)

PAYMENT WINDOW             37-114/78      1-12/12        40-172/133     40-151/112     40-114/75
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO       3/11           9/02           8/11           8/11           3/11
CALL(3)

EXPECTED MATURITY TO       3/11           9/02           1/16           4/14           3/11
MATURITY(3)

LAST SCHEDULED             9/13           9/02           10/31          10/31          10/31
DISTRIBUTION DATE(4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

(5) The Class IA-IO Certificates are interest only Certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. With respect to any of the first twelve Distribution Dates, the notional amount of the Class IA-IO Certificates will be equal to the lesser of (i) $80,000,000 and (ii) the then outstanding principal balance of the mortgage loans in the Loan Group; thereafter, the notional amount of the Class IA-IO Certificates will be reduced to zero.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         8

                                    GROUP II
                                    --------


MORTGAGE LOANS:               Adjustable-rate, first lien, sub-prime Mortgage
                              Loans

TOTAL GROUP SIZE*:            $847,700,000

PREPAYMENT ASSUMPTION:        27% CPR

GROUP II AVAILABLE FUNDS CAP: The pass-through rate of the Group II Certificates
                              (other than the Class IIA-IO Certificates) will be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, less interest accrued and unpaid on the Class IIA-IO Certificates for each of the first twelve Distribution Dates, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM RATE CAP:    The pass-through rate of each class of the Group
                              II Certificates (other than the pass-thorough rate of the Class IIA-IO Certificates) will be subject to the "Group II Maximum Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the Group II
                              Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

GROUP II NET WAC CAP:         The pass-through rate of the Class IIA-IO
                              Certificates will be subject to the "Group II Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group II
                              Mortgage Loans. Any interest shortfall due to the Group II Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:             For the Class IIA-IO Certificates, interest will
                              accrue during the calendar month preceding the month of distribution. For all Group II
                              Certificates except the Class IIA-IO Certificates, interest will initially accrue from the Closing
                              Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior Distribution
                              Date to (but excluding) the current Distribution
                              Date.

PAYMENT DELAY:                For Class IIA-IO Certificates, 24 days. For all
                              other Group II Certificates, 0 days.

INT. PMT. BASIS:              For Class IIA-IO Certificates, 30/360. For all
                              other Group II Certificates, actual/360.

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the pass-through rate
                              on the Group II Certificates (other than the Class
                              IIA-IO Certificates) is limited by the Group II
                              Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates
                              (other than the Class IIA-IO Certificates) had not been so limited by the Group II Available Funds
                              Cap (up to but not exceeding the Group II Maximum
                              Rate Cap) and the aggregate of any such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate on the Group II Certificates, will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

                              However, for the first twelve Distribution Dates, as described herein under the "Group II Cap Contract", additional amounts will be available to offset some or all of any shortfalls, which may result from the imposition of the Group II Available Funds Cap.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         9

                              --------------------


COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.



* The Mortgage Pool as of the Closing Date will include certain adjustable rate Mortgage Loans that are not included in the statistical information set forth in this document and certain adjustable rate Mortgage Loans that are included in the statistical information set forth in this document will be excluded from the Mortgage Pool as of the Closing Date. Updated statistical information on the Mortgage Pool (giving effect to the inclusion and exclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $157,700,000 of the Pre-Funded Adjustable Rate Mortgage Loans are not included in the statistical information set forth in this document.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        10

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3
      ---------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                                  CLASS                    CLASS                    CLASS
                                  IIA-1                    IIA-IO                   IIM-1
--------------------------------- ------------------------ ------------------------ ------------------------
OFFER
SIZE ($)                          754,453,000              Notional(6)              42,385,000

EXPECTED RATINGS
S&P                               AAA                      AAA                      AA
MOODY'S                           Aaa                      Aaa                      Aa2

COUPON                            1M Libor + [   ](1),(2)  6.00%(7)                 1M Libor + [   ](1),(3)

WEIGHTED AVERAGE LIFE TO CALL     2.59                     --(6)                    4.85
(YRS)(4)

WEIGHTED AVERAGE LIFE TO          2.82                     --(6)                    5.28
MATURITY (YRS)(4)

PAYMENT WINDOW                    1-86/86                  1-12/12                  38-86/49
TO CALL (MOS.)(4)

PAYMENT WINDOW                    1-193/193                1-12/12                  38-141/104
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL(4)      11/08                    9/02                     11/08

EXPECTED MATURITY TO
MATURITY(4)                       10/17                    9/02                     6/13

LAST SCHEDULED DISTRIBUTION       10/31                    9/02                     10/31
DATE 5


                                  CLASS                    CLASS
                                  IIM-2                    IIB
--------------------------------- ------------------------ ------------------------
OFFER
SIZE ($)                          33,908,000               16,954,000

EXPECTED RATINGS
S&P                               A                        BBB
MOODY'S                           A2                       Baa2

COUPON                            1M Libor + [   ](1),(3)  1M Libor + [   ](1),(3)

WEIGHTED AVERAGE LIFE TO CALL     4.81                     4.20
(YRS)(4)

WEIGHTED AVERAGE LIFE TO          5.05                     4.20
MATURITY (YRS)(4)

PAYMENT WINDOW                    37-86/50                 37-86/50
TO CALL (MOS.)(4)

PAYMENT WINDOW                    37-121/85                37-86/50
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL(4)      11/08                    11/08

EXPECTED MATURITY TO
MATURITY(4)                       10/11                    11/08

LAST SCHEDULED DISTRIBUTION       10/31                    10/31
DATE 5


(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

(6) The Class IIA-IO Certificates are interest only Certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. With respect to any of the first twelve Distribution Dates, the notional amount of the Class IIA-IO Certificates will be equal to the lesser of (i) $290,000,000 and (ii) the then outstanding principal balance of the mortgage loans in the Loan Group; thereafter, the notional amount of the Class IIA-IO Certificates will be reduced to zero.

(7)   Subject to the Group II Net WAC Cap.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        11

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3
      ---------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8.    Any remaining Group I amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9.    Any remaining Group II amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        12

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3
      ---------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBUTION DATE PRIOR TO THE DISTRIBUTION DATE IN OCTOBER 2010, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE OCTOBER 2010 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                      October 2001 -- September 2004:     0%
                      October 2004 -- September 2006:    45%
                      October 2006 -- September 2007:    80%
                      October 2007 -- September 2008:   100%
                      October 2008 -- September 2010:   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.


                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

REQUIRED SUBORDINATION LEVELS*
------------------------------

Group I                     Group II
-------                     --------

Class A        16.00%       Class A        23.00%
Class M-1      10.00%       Class M-1      13.00%
Class M-2       4.50%       Class M-2       5.00%
Class B         1.00%       Class B         1.00%

* Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        13

                              THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

                              i) The Distribution Date is on or after the October 2004 Distribution Date; and

                              ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                              iii) A Trigger Event does not exist (a Trigger
                                   Event exists if current Senior Enhancement
                                   Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                   (PRELIMINARY AND SUBJECT TO REVISION)

                              THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                              For each loan group, the later of (i) the October 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                              Group I Senior               Group II Senior
                              Specified Enhancement        Specified Enhancement
                              Percentage:                  Percentage:
                              ---------------------        ---------------------
                              16.00%                       23.00%
                              Or                           Or
                              (7.50% + 0.50%)*2            (11.00% +0.50%)*2

                                   (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:               The following tables describe the mortgage loans
                              in the Statistical Mortgage Pool and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:          Please call David Howard at (212) 834-5125,
                              Anthony Hermann at (212) 834-5512, Fred Hubert at
                              (212) 834-5170, Paul Park at (212) 834-5033, Chris
                              Schiavone at (212) 834-5372, Matt Whalen at (212)
                              834-5157, Jee Hong at (212) 834-5295, Trina
                              Wittman at (212) 834-5378, Seleena Baijnauth at
                              (212) 834-5219, Alan Chan at (212) 834-5936, or
                              Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        14

J.P. MORGAN SECURITIES INC.

ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                                 SUMMARY REPORT


Aggregate Outstanding Principal Balance         $185,000,407
Aggregate Original Principal                    $185,245,449
Balance
Number of Mortgage Loans                               1,828

                                        MINIMUM      MAXIMUM        AVERAGE (1)
                                        -------      -------        -----------
Original Principal Balance              $10,000     $575,000           $101,338
Outstanding Principal Balance            $9,977     $575,000           $101,204

                                        MINIMUM      MAXIMUM   WEIGHTED AVERAGE
                                        -------      -------   ----------------
                                                                            (2)
Original Term (mos)                         120          360                267
Stated Remaining Term (mos)                 117          360                265
Expected Remaining Term (mos)                91          360                265
Loan Age (mos)                                0            8                  1

Current Interest Rate                    6.900%      13.625%             9.088%

Original Loan-to-Value                   10.31%       95.00%             73.20%

Credit Score (3)                            491          807                630

                                       EARLIEST       LATEST
                                       --------       ------
Origination Dates                       12/2000      08/2001
Maturity Dates                          06/2011      09/2031

Notes:
------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        15

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                             CURRENT MORTGAGE RATES
                             ----------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

6.500% to 6.999%                     17           $3,692,860        2.0%
7.000% to 7.499%                    134           20,531,327       11.1
7.500% to 7.999%                    151           19,014,369       10.3
8.000% to 8.499%                    144           16,401,848        8.9
8.500% to 8.999%                    255           29,179,897       15.8
9.000% to 9.499%                    216           22,505,976       12.2
9.500% to 9.999%                    324           29,737,392       16.1
10.000% to 10.499%                  159           13,005,312        7.0
10.500% to 10.999%                  215           17,914,489        9.7
11.000% to 11.499%                   93            5,989,637        3.2
11.500% to 11.999%                   70            4,495,155        2.4
12.000% to 12.499%                   37            2,003,104        1.1
12.500% to 12.999%                    8              329,951        0.2
13.000% to 13.499%                    3              124,840        0.1
13.500% to 13.999%                    2               74,250        0.0
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====

Mortgage Rates Range is from: 6.900% to 13.625%
Weighted Average is: 9.088%


                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------


                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
(MONTHS)

109 to 120                           25           $1,773,239        1.0%
169 to 180                          957           90,108,404       48.7
229 to 240                           60            4,998,308        2.7
289 to 300                            5              609,641        0.3
349 to 360                          781           87,510,816       47.3
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====

Remaining Term Range is from (Months): 117 to 360
Weighted Average is (Months): 265


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        16

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL
MORTGAGE
LOAN PRINCIPAL             NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
BALANCES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

$100,000 or Less                  1,199          $68,994,942       37.3%
$100,001 to $150,000                303           36,605,760       19.8
$150,001 to $200,000                153           26,615,105       14.4
$200,001 to $250,000                 61           13,545,171        7.3
$250,001 to $300,000                 40           10,938,198        5.9
$300,001 to $350,000                 26            8,412,918        4.5
$350,001 to $400,000                 16            6,072,185        3.3
$400,001 to $450,000                 12            5,070,564        2.7
$450,001 to $500,000                 17            8,170,564        4.4
$550,001 to $600,000                  1              575,000        0.3
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====

Original Mortgage Loan Principal Balance Range is from: $10,000 to $575,000 Average is: $101,338


                              PRODUCT TYPE SUMMARY
                              --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

10 Year Fixed                        25           $1,773,239        1.0%
15 Year Fixed                       318           22,178,848       12.0
20 Year Fixed                        60            4,998,308        2.7
25 Year Fixed                         5              609,641        0.3
30 Year Fixed                       781           87,510,816       47.3
Balloon Loan                        639           67,929,555       36.7
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        17

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                               STATE DISTRIBUTIONS
                               -------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Arizona                              38           $3,712,006        2.0%
Arkansas                             15              783,397        0.4
California                          181           37,817,398       20.4
Colorado                             30            4,006,197        2.2
Connecticut                           9            1,384,131        0.7
Delaware                              4              177,103        0.1
District of Columbia                  9            1,308,047        0.7
Florida                             383           31,983,123       17.3
Georgia                              99            9,709,100        5.2
Idaho                                 1               96,895        0.1
Illinois                             48            3,835,048        2.1
Indiana                             136            8,881,474        4.8
Iowa                                  1               33,731        0.0
Kansas                                1               59,200        0.0
Kentucky                             25            2,434,349        1.3
Louisiana                            57            3,559,286        1.9
Maine                                 1              289,369        0.2
Maryland                             16            2,034,307        1.1
Massachusetts                        12            1,517,772        0.8
Michigan                             51            4,066,383        2.2
Minnesota                             9            1,025,547        0.6
Mississippi                          16              971,436        0.5
Missouri                             49            3,206,906        1.7
Nevada                                4              313,122        0.2
New Hampshire                         6              801,642        0.4
New Jersey                           43            5,489,979        3.0
New Mexico                            9              745,005        0.4
New York                            140           21,525,366       11.6
North Carolina                       37            3,167,232        1.7
North Dakota                          1               14,907        0.0
Ohio                                101            7,445,622        4.0
Oklahoma                             19            1,251,048        0.7
Oregon                               16            1,593,922        0.9
Pennsylvania                         41            2,144,135        1.2
Rhode Island                          1              123,984        0.1
South Carolina                       19              939,921        0.5
South Dakota                          1               62,381        0.0
Tennessee                           105            7,195,547        3.9
Texas                                26            1,487,873        0.8
Utah                                  3              329,328        0.2
Vermont                               2              145,819        0.1
Virginia                             30            2,895,322        1.6
Washington                           18            2,768,543        1.5
West Virginia                         2              216,983        0.1
Wisconsin                            13            1,450,523        0.8
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        18

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                      231          $16,064,754        8.7%
50.01% to 55.00%                     71            7,759,044        4.2
55.01% to 60.00%                     95           10,732,814        5.8
60.01% to 65.00%                    155           15,869,894        8.6
65.01% to 70.00%                    158           16,440,794        8.9
70.01% to 75.00%                    212           22,075,128       11.9
75.01% to 80.00%                    357           38,344,841       20.7
80.01% to 85.00%                    278           29,430,656       15.9
85.01% to 90.00%                    252           26,119,015       14.1
90.01% to 95.00%                     19            2,163,467        1.2
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====

Loan-to-Value Ratios Range is from: 10.31% to 95.00%
Weighted Average is: 73.20%


                                  LOAN PURPOSE
                                  ------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PURPOSE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Purchase                            330          $32,897,012       17.8%
Refinance - Rate/Term               167           18,124,531        9.8
Refinance - Cashout               1,331          133,978,865       72.4
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


                          TYPE OF MORTGAGED PROPERTIES
                          ----------------------------

                             NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PROPERTY TYPE              MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Single Family Detached            1,411         $139,545,697       75.4%
Two- to Four-family
  Dwelling Unit                     144           16,566,805        9.0
Planned Unit Development            106           15,034,635        8.1
Condominium                          90            8,374,292        4.5
Manufactured Housing                 66            3,646,901        2.0
Small Mixed Use                      11            1,832,077        1.0
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


                              DOCUMENTATION SUMMARY
                              ---------------------

                            NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
DOCUMENTATION             MORTGAGE LOANS  BALANCE OUTSTANDING   LOAN GROUP

Full Documentation                1,407         $134,823,074       72.9%
24 Month Bank Statement             151           21,279,675       11.5
Reduced Documentation                30            3,248,940        1.8
Stated Income                       240           25,648,719       13.9
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        19

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                                 OCCUPANCY TYPES
                                 ---------------

                           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
OCCUPANCY                MORTGAGE LOANS  BALANCE OUTSTANDING    LOAN GROUP

Owner-occupied                    1,590         $167,621,626       90.6%
Second Home                          21            2,066,413        1.1
Investment                          217           15,312,368        8.3
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

MORTGAGE LOAN AGE          NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
(MONTHS)                 MORTGAGE LOANS  BALANCE OUTSTANDING    LOAN GROUP

0                                   435          $45,732,474       24.7%
1                                   586           60,041,094       32.5
2                                   522           52,477,846       28.4
3                                   263           25,158,472       13.6
4                                    21            1,547,537        0.8
8                                     1               42,983        0.0
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====

Weighted Average Age (Months) is: 1


                              CREDIT GRADE SUMMARY
                              --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
CREDIT GRADE             MORTGAGE LOANS  BALANCE OUTSTANDING    LOAN GROUP

A Star                              403          $58,622,392       31.7%
AO                                  819           80,167,543       43.3
A-                                  307           26,241,979       14.2
B                                   183           14,023,672        7.6
B-                                   34            2,217,239        1.2
C                                    79            3,602,742        1.9
C-                                    3              124,840        0.1
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


                               YEAR OF ORIGINATION
                               -------------------

                           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
YEAR OF ORIGINATION      MORTGAGE LOANS  BALANCE OUTSTANDING    LOAN GROUP

2000                                  1              $42,983        0.0%
2001                              1,827          184,957,424      100.0
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        20

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 - FIXED
                            RATE MORTGAGE LOAN GROUP


                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                299          $24,343,923       13.2%
12 Months                           122           19,953,258       10.8
24 Months                             8              743,134        0.4
36 Months                           406           36,021,145       19.5
60 Months                           993          103,938,946       56.2
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====


The weighted average prepayment penalty term with respect to the fixed rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 48 months. With respect to those fixed rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, 88.3% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loans.



                              CREDIT SCORE SUMMARY
                              --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES            MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                           23           $1,362,971        0.7%
491 to 500                            3              497,744        0.3
501 to 550                          328           25,714,342       13.9
551 to 600                          437           37,679,284       20.4
601 to 650                          467           48,080,464       26.0
651 to 700                          353           43,732,146       23.6
701 to 750                          148           18,936,729       10.2
751 to 800                           68            8,926,810        4.8
801 to 807                            1               69,917        0.0
                                  -----         ------------      -----
TOTAL:                            1,828         $185,000,407      100.0%
                                  =====         ============      =====

Credit Score Range is from: 491 to 807
Weighted Average (scored loans only) is: 630



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        21

J.P. MORGAN SECURITIES INC.

ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT


Aggregate Outstanding Principal Balance          $690,000,236
Aggregate Original Principal Balance             $690,551,578
Number of Mortgage Loans                                4,372

                                         MINIMUM      MAXIMUM        AVERAGE (1)
                                         -------      -------        -----------
Original Principal Balance               $11,200   $1,000,000           $157,949
Outstanding Principal Balance            $11,200   $1,000,000           $157,823

                                         MINIMUM      MAXIMUM  WEIGHTED AVERAGE
                                         -------      -------  -----------------
                                                                             (2)
Original Term (mos)                          360          360                360
Stated Remaining Term (mos)                  354          360                359
Expected Remaining Term (mos)                273          360                359
Loan Age (mos)                                 0            6                  1

Current Interest Rate                     5.999%      12.750%             8.823%
Initial Interest Rate Cap                 1.000%       3.000%             2.982%
Periodic Rate Cap                         1.000%       1.500%             1.492%
Gross Margin                              1.000%       8.750%             5.543%
Maximum Mortgage Rate                    12.999%      19.750%            15.820%
Minimum Mortgage Rate                     5.999%      12.750%             8.823%

Months to Roll                                 3           60                 31

Original Loan-to-Value                     7.89%       95.00%             76.72%

Credit Score (3)                             472          803                621

                                        EARLIEST       LATEST
                                        --------       ------
Origination Dates                        02/2001      08/2001
Maturity Dates                           03/2031      09/2031

Notes:
------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        22

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                             CURRENT MORTGAGE RATES
                             ----------------------

                           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
MORTGAGE RATES           MORTGAGE LOANS  BALANCE OUTSTANDING    LOAN GROUP

5.500% to 5.999%                      8           $2,412,583        0.3%
6.000% to 6.499%                     88           23,681,100        3.4
6.500% to 6.999%                    105           28,281,131        4.1
7.000% to 7.499%                    190           41,512,048        6.0
7.500% to 7.999%                    411           81,295,700       11.8
8.000% to 8.499%                    443           76,329,497       11.1
8.500% to 8.999%                    772          126,841,307       18.4
9.000% to 9.499%                    643           96,095,079       13.9
9.500% to 9.999%                    697           96,916,042       14.0
10.000% to 10.499%                  451           53,447,160        7.7
10.500% to 10.999%                  365           41,115,746        6.0
11.000% to 11.499%                  140           16,490,385        2.4
11.500% to 11.999%                   47            4,606,826        0.7
12.000% to 12.499%                   10              719,257        0.1
12.500% to 12.999%                    2              256,375        0.0
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Mortgage Rates Range is from: 5.999% to 12.750%
Weighted Average is: 8.823%



                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

REMAINING TERM             NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
(MONTHS)                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

349 to 360                        4,372         $690,000,236      100.0%
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Remaining Term Range is from (Months): 354 to 360
Weighted Average is (Months): 359


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        23

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL
MORTGAGE
LOAN PRINCIPAL             NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
BALANCES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

$100,000 or Less                  1,590         $106,716,116       15.5%
$100,001 to $150,000              1,014          125,456,506       18.2
$150,001 to $200,000                665          115,320,707       16.7
$200,001 to $250,000                384           85,943,660       12.5
$250,001 to $300,000                256           70,732,482       10.3
$300,001 to $350,000                187           61,002,531        8.8
$350,001 to $400,000                101           38,020,133        5.5
$400,001 to $450,000                 62           26,617,952        3.9
$450,001 to $500,000                 94           45,564,786        6.6
$500,001 to $550,000                  3            1,622,774        0.2
$550,001 to $600,000                  1              600,000        0.1
$600,001 to $650,000                  4            2,511,817        0.4
$700,001 to $750,000                  1              700,689        0.1
$750,001 to $800,000                  2            1,565,675        0.2
$800,001 to $850,000                  1              840,000        0.1
$900,001 to $950,000                  2            1,834,365        0.3
$950,001 to $1,000,000                5            4,950,043        0.7
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Original Mortgage Loan Principal Balance Range is from: $11,200 to $1,000,000 Average is: $157,949



                             PRODUCT TYPE SUMMARY
                             --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Six Month LIBOR Loan                 13           $1,777,947        0.3%
1/29 Loan                            43            8,958,027        1.3
2/28 Loan                         2,711          395,093,445       57.3
3/27 Loan                         1,089          178,356,528       25.8
5/25 Loan                           516          105,814,289       15.3
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        24

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                               STATE DISTRIBUTIONS
                               -------------------


                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Arizona                             131          $15,493,137        2.2%
Arkansas                             11              905,762        0.1
California                          837          211,261,093       30.6
Colorado                            340           61,012,247        8.8
Connecticut                          34            7,481,098        1.1
Delaware                              8              955,634        0.1
District of Columbia                  7            1,000,344        0.1
Florida                             370           42,618,538        6.2
Georgia                             108           14,610,525        2.1
Idaho                                 7              817,772        0.1
Illinois                            281           36,308,755        5.3
Indiana                              92            8,461,147        1.2
Iowa                                  1               58,500        0.0
Kansas                               13            1,238,249        0.2
Kentucky                             21            2,429,649        0.4
Louisiana                            25            2,522,740        0.4
Maine                                 3              360,862        0.1
Maryland                             29            4,476,093        0.6
Massachusetts                        57           11,762,290        1.7
Michigan                            335           40,544,547        5.9
Minnesota                           133           20,036,147        2.9
Mississippi                           7              394,551        0.1
Missouri                            239           20,992,381        3.0
Nevada                               27            6,135,890        0.9
New Hampshire                        16            1,653,537        0.2
New Jersey                          112           19,725,335        2.9
New Mexico                           40            5,397,531        0.8
New York                            203           39,974,280        5.8
North Carolina                       54            6,369,669        0.9
North Dakota                          2              145,700        0.0
Ohio                                150           16,510,447        2.4
Oklahoma                             29            2,924,358        0.4
Oregon                               34            4,543,007        0.7
Pennsylvania                         40            4,768,019        0.7
Rhode Island                          7              753,201        0.1
South Carolina                       54            5,153,093        0.7
Tennessee                            92            8,342,759        1.2
Texas                                91           11,350,157        1.6
Utah                                 19            3,593,814        0.5
Vermont                              10            1,480,866        0.2
Virginia                             44            6,784,369        1.0
Washington                          140           26,400,681        3.8
West Virginia                         6              474,218        0.1
Wisconsin                           105           10,945,843        1.6
Wyoming                               8              831,401        0.1
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        25

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                             LOAN-TO-VALUE RATIOS
                             --------------------

RANGE OF                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                      153          $23,207,399        3.4%
50.01% to 55.00%                     62            9,111,643        1.3
55.01% to 60.00%                    145           26,032,006        3.8
60.01% to 65.00%                    201           35,908,297        5.2
65.01% to 70.00%                    358           59,780,277        8.7
70.01% to 75.00%                    585           85,216,535       12.4
75.01% to 80.00%                  1,650          275,250,145       39.9
80.01% to 85.00%                    688          101,102,700       14.7
85.01% to 90.00%                    503           70,529,260       10.2
90.01% to 95.00%                     27            3,861,973        0.6
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Loan-to-Value Ratios Range is from: 7.89% to 95.00%
Weighted Average is: 76.72%


                                  LOAN PURPOSE
                                  ------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PURPOSE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Purchase                          1,630         $257,690,102       37.3%
Refinance - Rate/Term               290           43,791,724        6.3
Refinance - Cashout               2,452          388,518,410       56.3
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


                          TYPE OF MORTGAGED PROPERTIES
                          ----------------------------

                              NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
PROPERTY TYPE              MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Single Family Detached            3,393         $530,049,878       76.8%
Two- to Four-family
  Dwelling Unit                     303           46,269,752        6.7
Planned Unit Development            358           73,194,672       10.6
Development
Condominium                         253           35,098,547        5.1
Manufactured Housing                 64            5,335,388        0.8
Small Mixed Use                       1               52,000        0.0
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


                              DOCUMENTATION SUMMARY
                              ---------------------

                             NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
DOCUMENTATION              MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Full Documentation                2,972         $436,633,884       63.3%
24 Month Bank Statement             373           76,310,584       11.1
Reduced Documentation                64           13,085,479        1.9
Stated Income                       963          163,970,290       23.8
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        26

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 OCCUPANCY TYPES
                                 ---------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
OCCUPANCY                MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Owner-occupied                    3,991         $646,130,470       93.6%
Second Home                          45            6,244,067        0.9
Investment                          336           37,625,698        5.5
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

MORTGAGE LOAN AGE          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
(MONTHS)                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

0                                 1,249         $198,688,136       28.8%
1                                 1,358          213,507,454       30.9
2                                 1,275          199,845,380       29.0
3                                   486           77,340,764       11.2
4                                     2              352,729        0.1
6                                     2              265,774        0.0
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Weighted Average Age (Months) is: 1


                              CREDIT GRADE SUMMARY
                              --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

A Star                              816         $163,344,585       23.7%
AO                                1,917          314,061,565       45.5
A-                                  712          103,952,360       15.1
B                                   531           67,801,126        9.8
B-                                  143           17,115,603        2.5
C                                   241           22,505,485        3.3
C-                                   12            1,219,512        0.2
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


                               YEAR OF ORIGINATION
                               -------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
YEAR OF ORIGINATION      MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

2001                              4,372         $690,000,236      100.0%
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        27

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

12.500% to 12.999%                    8           $2,412,583        0.3%
13.000% to 13.499%                   88           23,681,100        3.4
13.500% to 13.999%                  105           28,281,131        4.1
14.000% to 14.499%                  190           41,512,048        6.0
14.500% to 14.999%                  413           81,799,450       11.9
15.000% to 15.499%                  447           77,123,965       11.2
15.500% to 15.999%                  772          126,512,804       18.3
16.000% to 16.499%                  642           95,435,641       13.8
16.500% to 16.999%                  697           96,910,249       14.0
17.000% to 17.499%                  448           53,312,130        7.7
17.500% to 17.999%                  363           40,946,293        5.9
18.000% to 18.499%                  140           16,490,385        2.4
18.500% to 18.999%                   47            4,606,826        0.7
19.000% to 19.499%                   10              719,257        0.1
19.500% to 19.999%                    2              256,375        0.0
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Maximum Mortgage Rate Range is from: 12.999% to 19.750%
Weighted Average is: 15.820%


                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                              1,463         $220,375,472       31.9%
12 Months                             6              622,701        0.1
24 Months                           704          118,662,974       17.2
36 Months                         1,537          243,756,492       35.3
60 Months                           662          106,582,596       15.4
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


The weighted average prepayment penalty term with respect to the adjustable rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 38 months. With respect to those adjustable rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, 84.3% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loans.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        28

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                              NEXT ADJUSTMENT DATE
                              --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
NEXT ADJUSTMENT DATE     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Dec 2001                              2             $250,140        0.0%
Jan 2002                              5              320,837        0.0
Feb 2002                              1               78,720        0.0
Mar 2002                              5            1,128,250        0.2
Jun 2002                              3              866,339        0.1
Jul 2002                             14            3,346,351        0.5
Aug 2002                             11            2,130,851        0.3
Sep 2002                             15            2,614,485        0.4
Mar 2003                              2              265,774        0.0
May 2003                              1               90,821        0.0
Jun 2003                            300           46,966,962        6.8
Jul 2003                            835          121,512,116       17.6
Aug 2003                            825          118,278,326       17.1
Sep 2003                            748          107,979,447       15.6
May 2004                              1              261,908        0.0
Jun 2004                            148           24,486,845        3.5
Jul 2004                            302           47,712,935        6.9
Aug 2004                            343           55,485,567        8.0
Sep 2004                            295           50,409,274        7.3
Jun 2006                             33            4,770,478        0.7
Jul 2006                            119           26,953,141        3.9
Aug 2006                            178           37,533,990        5.4
Sep 2006                            186           36,556,680        5.3
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====


                              CREDIT SCORE SUMMARY
                              --------------------

                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES            MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                           27           $2,848,200        0.4%
472 to 500                           18            1,519,838        0.2
501 to 550                          921          119,543,427       17.3
551 to 600                        1,132          164,028,480       23.8
601 to 650                        1,092          177,028,390       25.7
651 to 700                          718          130,194,657       18.9
701 to 750                          347           70,585,814       10.2
751 to 800                          116           23,871,429        3.5
801 to 803                            1              380,000        0.1
                                  -----         ------------      -----
TOTAL:                            4,372         $690,000,236      100.0%
                                  =====         ============      =====

Credit Score Range is from: 472 to 803
Weighted Average (scored loans only) is: 621



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        29

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-3

             FIXED RATE MORTGAGE LOAN GROUP - INITIAL MORTGAGE LOANS
             -------------------------------------------------------

                                                                                       ORIGINAL
                                                                                     AMORTIZATION
                                                                ORIGINAL TERM            TERM            REMAINING TERM
CURRENT BALANCE      MORTGAGE RATE       NET MORTGAGE RATE       (IN MONTHS)         (IN MONTHS)           (IN MONTHS)
---------------      -------------       -----------------       -----------         -----------           -----------
 $67,929,555.35          9.260%                8.750%                180                 360                   179
  $1,773,238.53          8.526%                8.016%                120                 120                   119
 $22,178,848.16          9.065%                8.555%                180                 180                   179
  $5,607,949.46          9.204%                8.694%                247                 247                   245
 $87,510,815.61          8.964%                8.454%                360                 360                   359

           FIXED RATE MORTGAGE LOAN GROUP - SUBSEQUENT MORTGAGE LOANS
           ----------------------------------------------------------

                                                                                       ORIGINAL
                                                                                     AMORTIZATION
                                                                ORIGINAL TERM            TERM            REMAINING TERM
CURRENT BALANCE      MORTGAGE RATE       NET MORTGAGE RATE       (IN MONTHS)         (IN MONTHS)           (IN MONTHS)
---------------      -------------       -----------------       -----------         -----------           -----------
 $15,531,966.85          9.260%                8.750%                180                 360                   180
    $405,447.70          8.526%                8.016%                120                 120                   120
  $5,071,152.50          9.065%                8.555%                180                 180                   180
  $1,282,247.24          9.204%                8.694%                247                 247                   247
 $20,009,185.70          8.964%                8.454%                360                 360                   360

          ADJUSTABLE RATE MORTGAGE LOAN GROUP - INITIAL MORTGAGE LOANS
          ------------------------------------------------------------



                                 NET       ORIGINAL     REMAINING
     CURRENT       MORTGAGE    MORTGAGE      TERM         TERM        GROSS    INITIAL RATE
     BALANCE         RATE        RATE    (IN MONTHS)   (IN MONTHS)    MARGIN    CHANGE CAP
     -------         ----        ----    -----------   -----------    ------    ----------
   $10,735,973.28   9.668%      9.158%       360           359        4.712%      1.834%
  $395,093,445.35   9.213%      8.703%       360           359        5.535%      3.000%
  $178,356,528.31   8.649%      8.139%       360           359        5.751%      3.000%
  $105,814,289.08   7.573%      7.063%       360           359        5.311%      3.000%

                                                                 NUMBER OF
                                                                MONTHS UNTIL
                                                       RATE      NEXT RATE
     CURRENT       PERIODIC    MAXIMUM    MINIMUM     CHANGE     ADJUSTMENT
     BALANCE          CAP       RATE        RATE     FREQUENCY      DATE         INDEX
     -------          ---       ----        ----     ---------      ----         -----
   $10,735,973.28   1.000%     16.502%     9.668%        6           10       6 Mo. LIBOR
  $395,093,445.35   1.500%     16.213%     9.213%        6           23       6 Mo. LIBOR
  $178,356,528.31   1.500%     15.649%     8.649%        6           35       6 Mo. LIBOR
  $105,814,289.08   1.500%     14.573%     7.573%        6           59       6 Mo. LIBOR

         ADJUSTABLE RATE MORTGAGE LOAN GROUP - SUBSEQUENT MORTGAGE LOANS
         ---------------------------------------------------------------



                                 NET       ORIGINAL     REMAINING
     CURRENT       MORTGAGE    MORTGAGE      TERM         TERM        GROSS    INITIAL RATE
     BALANCE         RATE        RATE    (IN MONTHS)   (IN MONTHS)    MARGIN    CHANGE CAP
     -------         ----        ----    -----------   -----------    ------    ----------
    $2,453,713.63   9.668%      9.158%       360           360        4.712%      1.834%
   $90,298,862.35   9.213%      8.703%       360           360        5.535%      3.000%
   $40,763,499.85   8.649%      8.139%       360           360        5.751%      3.000%
   $24,183,924.17   7.573%      7.063%       360           360        5.311%      3.000%

                                                                 NUMBER OF
                                                                MONTHS UNTIL
                                                       RATE      NEXT RATE
     CURRENT       PERIODIC    MAXIMUM    MINIMUM     CHANGE     ADJUSTMENT
     BALANCE          CAP       RATE        RATE     FREQUENCY      DATE         INDEX
     -------          ---       ----        ----     ---------      ----         -----
    $2,453,713.63   1.000%     16.502%     9.668%        6           12       6 Mo. LIBOR
   $90,298,862.35   1.500%     16.213%     9.213%        6           25       6 Mo. LIBOR
   $40,763,499.85   1.500%     15.649%     8.649%        6           37       6 Mo. LIBOR
   $24,183,924.17   1.500%     14.573%     7.573%        6           61       6 Mo. LIBOR


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        30

                 GROUP II AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                 -----------------------------------------------

             GROUP II         GROUP II          GROUP II                       GROUP II          GROUP II         GROUP II
PAYMENT      AVAILABLE FUNDS  AVAILABLE FUNDS   AVAILABLE FUNDS     PAYMENT    AVAILABLE FUNDS   AVAILABLE FUNDS  AVAILABLE FUNDS
DATE         CAP (1) (2)      CAP STRESS (3)    CAP STRESS (4)      DATE       CAP (1) (2)       CAP STRESS (3)   CAP STRESS (4)
  10/25/01             5.830            6.420            15.591       5/25/05            8.616            10.635           13.828
  11/25/01             6.215            6.753            15.115       6/25/05            8.620            10.640           13.835
  12/25/01             6.158            6.678            14.771       7/25/05            8.624            10.645           13.842
   1/25/02             6.100            6.637            14.999       8/25/05            8.628            10.650           13.849
   2/25/02             6.050            6.588            14.950       9/25/05            8.632            10.655           14.175
   3/25/02             5.999            6.485            14.038      10/25/05            8.637            10.660           14.183
   4/25/02             5.948            6.486            14.848      11/25/05            8.641            10.666           14.265
   5/25/02             5.884            6.405            14.497      12/25/05            8.646            10.672           14.273
   6/25/02             5.818            6.356            14.718       1/25/06            8.650            10.678           14.282
   7/25/02             5.750            6.270            14.363       2/25/06            8.655            10.684           14.290
   8/25/02             5.680            6.230            14.603       3/25/06            8.660            10.690           14.512
   9/25/02             5.608            6.158            14.531       4/25/06            8.665            10.696           14.521
  10/25/02             8.371            8.387             8.400       5/25/06            8.670            10.703           14.581
  11/25/02             8.372            8.389             8.401       6/25/06            8.676            10.710           14.590
  12/25/02             8.374            8.390             8.403       7/25/06            8.681            10.717           14.600
   1/25/03             8.376            8.392             8.405       8/25/06            8.687            10.724           14.610
   2/25/03             8.378            8.394             8.419       9/25/06            8.854            11.106           14.993
   3/25/03             8.379            8.396             8.421      10/25/06            8.860            11.114           15.004
   4/25/03             8.381            8.398             8.426      11/25/06            8.904            11.210           15.102
   5/25/03             8.383            8.400             8.428      12/25/06            8.910            11.218           15.113
   6/25/03             8.385            8.401             8.430       1/25/07            8.917            11.226           15.124
   7/25/03             8.387            8.404             8.432       2/25/07            8.924            11.234           15.136
   8/25/03             8.389            8.406             8.447       3/25/07            8.931            11.336           15.334
   9/25/03             8.391            9.496             9.854       4/25/07            8.938            11.345           15.346
  10/25/03             8.393            9.498             9.860       5/25/07            8.945            11.376           15.403
  11/25/03             8.396            9.757            10.193       6/25/07            8.953            11.385           15.416
  12/25/03             8.398            9.760            10.197       7/25/07            8.961            11.395           15.429
   1/25/04             8.400            9.763            10.200       8/25/07            8.969            11.405           15.443
   2/25/04             8.403            9.766            10.216       9/25/07            8.978            11.416           15.644
   3/25/04             8.405            9.769            10.924      10/25/07            8.986            11.427           15.658
   4/25/04             8.408            9.772            10.931      11/25/07            8.995            11.438           15.717
   5/25/04             8.410            9.775            11.101      12/25/07            9.004            11.449           15.733
   6/25/04             8.413            9.779            11.105       1/25/08            9.014            11.461           15.749
   7/25/04             8.416            9.782            11.109       2/25/08            9.024            11.473           15.765
   8/25/04             8.419            9.786            11.126       3/25/08            9.034            11.485           15.907
   9/25/04             8.557           10.424            12.472       4/25/08            9.044            11.498           15.925
  10/25/04             8.560           10.428            12.480       5/25/08            9.055            11.511           15.972
  11/25/04             8.595           10.581            12.800       6/25/08            9.066            11.525           15.990
  12/25/04             8.599           10.585            12.806       7/25/08            9.077            11.539           16.009
   1/25/05             8.602           10.590            12.811       8/25/08            9.089            11.554           16.029
   2/25/05             8.605           10.594            12.830       9/25/08            9.101            11.568           16.049
   3/25/05             8.609           10.620            13.626      10/25/08            9.113            11.584           16.070
   4/25/05             8.613           10.625            13.636      11/25/08            9.126            11.600           16.091

(1) Group II Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance).

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant at 3.5800% and 3.5375%, respectively.

(3) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 6.0000% for the Group II Available Funds Cap Stress.

(4) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 20.0000% for the Group II Available Funds Cap Stress.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        31

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  11.000%    11.000%    11.000%     11.000%   11.000%
        -------------------------------------------------------------------
          AVG LIFE      9.35      1.11       0.95        0.74       0.62
        -------------------------------------------------------------------
         FIRST PAY     10/01      10/01      10/01       10/01     10/01
        -------------------------------------------------------------------
          LAST PAY      8/16      9/03       5/03        11/02      9/02
        -------------------------------------------------------------------

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-2

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   4.851%    4.738%     4.710%      4.644%     4.585%
        -------------------------------------------------------------------
          AVG LIFE     14.93      2.42       2.00        1.43       1.14
        -------------------------------------------------------------------
          DURATION     10.42      2.24       1.87        1.36       1.08
        -------------------------------------------------------------------
         FIRST PAY      8/16      9/03       5/03        11/02      9/02
        -------------------------------------------------------------------
          LAST PAY      8/16      7/04       1/04        5/03       1/03
        -------------------------------------------------------------------

                                   CLASS IA-3

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   5.273%    5.202%     5.179%      5.125%     5.073%
        -------------------------------------------------------------------
          AVG LIFE     15.44      3.77       3.04        2.08       1.59
        -------------------------------------------------------------------
          DURATION     10.34      3.34       2.74        1.92       1.50
        -------------------------------------------------------------------
         FIRST PAY      8/16      7/04       1/04        5/03       1/03
        -------------------------------------------------------------------
          LAST PAY     12/19      7/06       8/05        3/04       8/03
        -------------------------------------------------------------------

                                   CLASS IA-4

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   5.980%    5.938%     5.920%      5.872%     5.821%
        -------------------------------------------------------------------
          AVG LIFE     22.23      6.60       5.04        3.15       2.26
        -------------------------------------------------------------------
          DURATION     12.02      5.29       4.23        2.80       2.06
        -------------------------------------------------------------------
         FIRST PAY     12/19      7/06       8/05        3/04       8/03
        -------------------------------------------------------------------
          LAST PAY      4/27      6/11       4/08        9/05       5/04
        -------------------------------------------------------------------

                                   CLASS IA-5

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.600%    6.580%     6.570%      6.537%     6.495%
        -------------------------------------------------------------------
          AVG LIFE     27.15      11.66      9.19        5.49       3.60
        -------------------------------------------------------------------
          DURATION     12.38      7.93       6.70        4.46       3.11
        -------------------------------------------------------------------
         FIRST PAY      4/27      6/11       4/08        9/05       5/04
        -------------------------------------------------------------------
          LAST PAY      3/29     11/13C      8/11C       4/08C     6/06C
        -------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        32

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-6

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.059%    6.042%     6.039%      6.029%     6.011%
        -------------------------------------------------------------------
          AVG LIFE      9.95      7.02       6.72        5.71       4.58
        -------------------------------------------------------------------
          DURATION      7.25      5.51       5.33        4.68       3.90
        -------------------------------------------------------------------
         FIRST PAY     10/04      10/04      10/04       12/04      2/05
        -------------------------------------------------------------------
          LAST PAY      9/13      4/11       3/11        4/08C     6/06C
        -------------------------------------------------------------------

                                   CLASS IM-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.535%    6.501%     6.489%      6.460%     6.441%
        -------------------------------------------------------------------
          AVG LIFE     21.67      8.15       6.63        4.57       3.78
        -------------------------------------------------------------------
          DURATION     11.15      6.02       5.14        3.80       3.26
        -------------------------------------------------------------------
         FIRST PAY      8/16      10/05      1/05        11/04     12/04
        -------------------------------------------------------------------
          LAST PAY      3/29     11/13C      8/11C       4/08C     6/06C
        -------------------------------------------------------------------

                                   CLASS IM-2

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.938%    6.903%     6.890%      6.858%     6.836%
        -------------------------------------------------------------------
          AVG LIFE     21.67      8.14       6.62        4.54       3.70
        -------------------------------------------------------------------
          DURATION     10.78      5.91       5.06        3.75       3.16
        -------------------------------------------------------------------
         FIRST PAY      8/16      10/05      1/05        10/04     11/04
        -------------------------------------------------------------------
          LAST PAY      3/29     11/13C      8/11C       4/08C     6/06C
        -------------------------------------------------------------------

                                    CLASS IB

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   7.400%    7.356%     7.339%      7.301%     7.278%
        -------------------------------------------------------------------
          AVG LIFE     20.01      7.01       5.69        3.96       3.33
        -------------------------------------------------------------------
          DURATION     10.04      5.22       4.45        3.31       2.86
        -------------------------------------------------------------------
         FIRST PAY      8/16      10/05      1/05        10/04     10/04
        -------------------------------------------------------------------
          LAST PAY     12/28      5/13       3/11        1/08       4/06
        -------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        33

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IIA-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  24.000%    24.000%    24.000%     24.000%   24.000%
        -------------------------------------------------------------------
          AVG LIFE     20.18      3.31       2.59        1.52       0.98
        -------------------------------------------------------------------
         FIRST PAY     10/01      10/01      10/01       10/01     10/01
        -------------------------------------------------------------------
          LAST PAY     8/30C      10/10      11/08       2/06       7/04
        -------------------------------------------------------------------

                                   CLASS IIM-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  55.000%    55.000%    55.000%     55.000%   55.000%
        -------------------------------------------------------------------
          AVG LIFE     26.78      5.97       4.85        3.93       2.98
        -------------------------------------------------------------------
         FIRST PAY      9/24      10/04      11/04       3/05       7/04
        -------------------------------------------------------------------
          LAST PAY     8/30C      10/10      11/08       2/06       9/04
        -------------------------------------------------------------------

                                   CLASS IIM-2

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  90.000%    90.000%    90.000%     90.000%   90.000%
        -------------------------------------------------------------------
          AVG LIFE     26.80      5.97       4.81        3.64       3.01
        -------------------------------------------------------------------
         FIRST PAY     10/24      10/04      10/04       11/04      9/04
        -------------------------------------------------------------------
          LAST PAY     8/30C      10/10      11/08       2/06       9/04
        -------------------------------------------------------------------

                                    CLASS IIB

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  170.000%  170.000%   170.000%    170.000%   170.000%
        -------------------------------------------------------------------
          AVG LIFE     26.26      5.19       4.20        3.27       3.01
        -------------------------------------------------------------------
         FIRST PAY     10/24      10/04      10/04       10/04      9/04
        -------------------------------------------------------------------
          LAST PAY     8/30C      10/10      11/08       2/06       9/04
        -------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        34

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                   CLASS IA-5

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.605%    6.625%     6.632%      6.608%     6.508%
        -------------------------------------------------------------------
          AVG LIFE     27.94      13.46      11.02       6.55       3.70
        -------------------------------------------------------------------
          DURATION     12.51      8.62       7.51        5.05       3.17
        -------------------------------------------------------------------
         FIRST PAY      4/27      6/11       4/08        9/05       5/04
        -------------------------------------------------------------------
          LAST PAY      8/31      5/24       10/20       12/15      2/12
        -------------------------------------------------------------------

                                   CLASS IA-6

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.059%    6.042%     6.039%      6.034%     6.032%
        -------------------------------------------------------------------
          AVG LIFE      9.95      7.02       6.72        6.23       6.00
        -------------------------------------------------------------------
          DURATION      7.25      5.51       5.33        5.01       4.85
        -------------------------------------------------------------------
         FIRST PAY     10.04      10/04      10/04       12/04      2/05
        -------------------------------------------------------------------
          LAST PAY      9/13      4/11       3/11        1/11      10/11
        -------------------------------------------------------------------

                                   CLASS IM-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.535%    6.503%     6.493%      6.465%     6.447%
        -------------------------------------------------------------------
          AVG LIFE     21.90      8.56       7.10        4.88       4.02
        -------------------------------------------------------------------
          DURATION     11.19      6.19       5.36        3.99       3.42
        -------------------------------------------------------------------
         FIRST PAY      8/16      10/05      1/05        11/04     12/04
        -------------------------------------------------------------------
          LAST PAY     12/30      10/16      1/16        5/11       9/08
        -------------------------------------------------------------------

                                   CLASS IM-2

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   6.938%    6.904%     6.892%      6.861%     6.839%
        -------------------------------------------------------------------
          AVG LIFE     21.80      8.39       6.84        4.69       3.81
        -------------------------------------------------------------------
          DURATION     10.79      6.01       5.16        3.83       3.24
        -------------------------------------------------------------------
         FIRST PAY      8/16      10/05      1/05        10/04     11/04
        -------------------------------------------------------------------
          LAST PAY      7/30      8/16       4/14        2/10      10/07
        -------------------------------------------------------------------

                                    CLASS IB

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price   7.400%    7.356%     7.339%      7.301%     7.278%
        -------------------------------------------------------------------
          AVG LIFE     20.01      7.01       5.69        3.96       3.33
        -------------------------------------------------------------------
          DURATION     10.04      5.22       4.45        3.31       2.86
        -------------------------------------------------------------------
         FIRST PAY      8/16      10/05      1/05        10/04     10/04
        -------------------------------------------------------------------
          LAST PAY     12/28      5/13       3/11        1/08       4/06
        -------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        35

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                       -----------------------------------


                                   CLASS IIA-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  24.027%    25.428%    25.543%     25.809%   24.000%
        -------------------------------------------------------------------
          AVG LIFE     20.23      3.61       2.82        1.66       0.98
        -------------------------------------------------------------------
         FIRST PAY     10/01      10/01      10/01       10/01     10/01
        -------------------------------------------------------------------
          LAST PAY      8/31      9/21       10/17       10/11      7/04
        -------------------------------------------------------------------

                                   CLASS IIM-1

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  55.050%    56.722%    56.773%     56.544%   62.878%
        -------------------------------------------------------------------
          AVG LIFE     26.90      6.53       5.28        4.20       4.33
        -------------------------------------------------------------------
         FIRST PAY     10/24      10/04      11/04       3/05       7/04
        -------------------------------------------------------------------
          LAST PAY      6/31      7/16       6/13        1/09       7/08
        -------------------------------------------------------------------

                                   CLASS IIM-2

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  90.052%    91.674%    91.704%     91.573%   98.350%
        -------------------------------------------------------------------
          AVG LIFE     26.86      6.29       5.06        3.79       3.76
        -------------------------------------------------------------------
         FIRST PAY     10/24      10/04      10/04       11/04      1/05
        -------------------------------------------------------------------
          LAST PAY      4/31      6/14       10/11       12/07     12/05
        -------------------------------------------------------------------

                                    CLASS IIB

        -------------------------------------------------------------------
         PREPAYMENT      0%        80%       100%        150%       200%
           SPEED
        -------------------------------------------------------------------
        100-00 Price  170.000%  170.000%   170.000%    170.000%   174.567%
        -------------------------------------------------------------------
          AVG LIFE     26.26      5.19       4.20        3.27       3.20
        -------------------------------------------------------------------
         FIRST PAY     10/24      10/04      10/04       10/04     10/04
        -------------------------------------------------------------------
          LAST PAY      8/30      10/10      11/08       2/06       1/05
        -------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        36

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                CLASS IA-IO(1)


                          NOTIONAL BALANCE: $80,000,000

-------------------------------------------------------------------------------
PREPAYMENT      0%       80%      100%      150%      200%      250%     300%
  SPEED
-------------------------------------------------------------------------------
 5.5371%      4.000%    4.000%   4.000%    4.000%    4.000%    4.000%   4.000%
Price (3)
-------------------------------------------------------------------------------
 AVG LIFE      1.01      1.01     1.01      1.01      1.01      1.01     1.01
-------------------------------------------------------------------------------
 DURATION      0.54      0.54     0.54      0.54      0.54      0.54     0.54
-------------------------------------------------------------------------------
FIRST PAY      9/02      9/02     9/02      9/02      9/02      9/02     9/02
-------------------------------------------------------------------------------
 LAST PAY      9/02      9/02     9/02      9/02      9/02      9/02     9/02
-------------------------------------------------------------------------------




                                 CLASS IIA-IO(2)


                         NOTIONAL BALANCE: $290,000,000

-------------------------------------------------------------------------------
PREPAYMENT     0%        80%      100%      150%      200%     250%      300%
  SPEED
-------------------------------------------------------------------------------
  5.5371%    4.000%    4.000%    4.000%    4.000%    4.000%   4.000%   (7.943%)
 Price (4)
-------------------------------------------------------------------------------
 AVG LIFE     1.01      1.01      1.01      1.01      1.01     1.01      0.95
-------------------------------------------------------------------------------
 DURATION     0.54      0.54      0.54      0.54      0.54     0.54      0.55
-------------------------------------------------------------------------------
 FIRST PAY    9/02      9/02      9/02      9/02      9/02     9/02      5/02
-------------------------------------------------------------------------------
 LAST PAY     9/02      9/02      9/02      9/02      9/02     9/02      9/02
-------------------------------------------------------------------------------



(1) At a prepayment speed of approximately 483%, the yield to 10% call on the Class IA-IO Certificates will be approximately 0%.

(2) At a prepayment speed of approximately 279%, the yield to 10% call on the Class IIA-IO Certificates will be approximately 0%.

(3)   Price is multiplied by notional balance of Class IA-IO.

(4)   Price is multiplied by notional balance of Class IIA-IO.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        37